DEFERRED REVENUE	12 Months Ended
Dec. 31, 2024
Disclosure Of Deferred Income [Abstract]
DEFERRED REVENUE [Text Block]

19. DEFERRED REVENUE

	As at December 31,
	2024	2023
Current:
Customer advance payments (a)	4,311	3,096
Osisko - silver stream agreement (b)	9,355	7,250
Current portion of deferred revenue	13,666	10,346
Long-term portion of Osisko silver stream agreement (b)	77,327	59,720
Total deferred revenue	90,993	70,066

a) Customer Advance Payments

At December 31, 2024, the Company had received advance payments from a customer on 0.9 million pounds of copper concentrate inventory (2023 - 0.8 million pounds).

b) Silver Stream Purchase and Sale Agreement

On February 24, 2017, the Company entered into a silver stream purchase and sale agreement with Osisko Gold Royalties Ltd. ("Osisko"), whereby the Company received upfront cash deposit payments totaling $52.7 million for the sale of an equivalent amount of its 75% share of Gibraltar payable silver production until 5.9 million ounces of silver have been delivered to Osisko. After that threshold has been met, 35% of an equivalent amount of Taseko's share of all future payable silver production from Gibraltar will be delivered to Osisko. The Company receives no further cash consideration once silver deliveries are made under the agreement.

On June 28, 2023, the Company entered into an amendment to its silver stream with Osisko and received $13,586 for the sale of an equivalent amount of its 87.5% share of Gibraltar payable silver production until 6,254,500 ounces of silver have been delivered to Osisko. After that threshold has been met, 35% of an equivalent amount of Taseko's share of all future payable silver production from Gibraltar will be delivered to Osisko.

On December 20, 2024, the Company further amended the silver stream with Osisko and received US$12.7 million for the sale of an equivalent amount of its 100% share of Gibraltar payable silver production until 6,811,603 ounces of silver have been delivered to Osisko. After that threshold has been met, 35% of an equivalent amount of Taseko's share of all future payable silver production from Gibraltar will be delivered to Osisko.

All the amendments were accounted for as a contract modification under IFRS 15, Revenue from Contracts with Customers.

The Company has recorded the deposits from Osisko as deferred revenue and recognizes amounts in revenue as silver is delivered. The amortization of deferred revenue is calculated on a per-unit basis using the estimated total number of silver ounces expected to be delivered to Osisko over the life of the Gibraltar mine. The current portion of deferred revenue is an estimate based on deliveries anticipated over the next twelve months.

The following table summarizes changes in the Osisko deferred revenue:

	2024	2023
Balance as at January 1	66,970	53,229
Accretion on deferred revenue (Note 9)	7,244	6,652
Amortization of deferred revenue	(5,776)	(6,497)
Deferred revenue deposit (amendment to silver stream)	18,244	13,586
Ending balance as at December 31	86,682	66,970